SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): May 17, 2004


                Trust Certificates (TRUCs), Series 2002-1 Trust
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            (Exact name of registrant as specified in its charter)


               New York                333-58504-05         13-4164633
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 (State or other jurisdiction of       (Commission      (I.R.S. employee
            incorporation)             file number)     identification no.)

 c/o U.S. Bank Trust National Association
       100 Wall Street, Suite 1600
           New York, New York                                10005
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(Address of principal executive offices)                    (Zip code)



Registrant's telephone number, including area code: (212)-272-9422
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                                      N/A
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         (Former name or former address, if changed since last report)

Item 5. Other Events.

On May 17, 2004, a distribution was made to the holders of the Class A-1 Certificates issued by the Trust. Specific information with respect to the distribution is filed as Exhibit 99.1 hereto. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.

         (a) Not Applicable.

         (b) Not Applicable.

         (c) Exhibits.

             99.1 Trustee's Report in respect of the May 15, 2004 Distribution Date

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          Trust Certificates (TRUCs), Series 2002-1 Trust

                          By: U.S. Bank Trust National Association, not in its individual capacity, but solely as Trustee on behalf of Trust Certificates (TRUCs), Series 2002-1 Trust




                         By:   /s/ Stacey A. Pagliaro
                               ----------------------
                         Name: Stacey A. Pagliaro
                         Title:   Assistant Vice President


Dated: May 17, 2004

                                 EXHIBIT INDEX

Exhibit                                                                    Page

99.1  Trustee's Report in respect of the May15, 2004 Distribution Date       5